                                                                   EXHIBIT 10.19

                            STOCK ISSUANCE AGREEMENT
                         FOR AWARDS OF RESTRICTED STOCK

                                Pursuant to the
                                 IPG PHOTONICS
                        2000 INCENTIVE COMPENSATION PLAN

     THIS STOCK ISSUANCE AGREEMENT ("Agreement") is made effective as of the 22nd day of January, 2001, and is entered into by and between IPG Photonics Corporation, (hereinafter called the "Company") and Vincent Au-Yeung (hereinafter called the "Awardee").

     WHEREAS, the Awardee has become employed by the Company, an Affiliate or Group Company in an important capacity, commencing January 22, 2001 as set forth in Awardee's Employment Agreement dated November 29, 2000 ("Employment Agreement");

     WHEREAS, the Company desires to provide an incentive to the Awardee so that he will exert his utmost efforts on the Company's behalf and thus enhance its chances of success;

     WHEREAS, the Company believes that this may be accomplished by encouraging the Awardee to acquire a proprietary or an increased proprietary interest in the Company; and

     WHEREAS, in furtherance thereof, the Company wishes to grant certain of its shares of voting common stock ("Shares") to the Awardee under the IPG Photonics 2000 Incentive Compensation Plan (the "Plan") subject, however, to certain restrictions under the Plan, and consistent with the terms and conditions of Awardee's Employment Agreement.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the parties hereto mutually covenant and agree as follows:

1.   Definitions.  All terms used herein that are not otherwise defined shall
     -----------
     have the meanings ascribed to them in the Plan, unless otherwise expressly provided herein as being defined in the Employment Agreement.

2.   Grant of Stock Subject to Restrictions.  The Awardee hereby acknowledges
     --------------------------------------
     that the Company has on this date granted to the Awardee 500,000 Shares. The Company and Awardee acknowledge that such Shares have been granted pursuant to the restrictions contained herein and shall hereinafter sometimes be referred to as the "Restricted Stock."

3.   Purchase Price; Other Deliveries.  The aggregate purchase price for the
     --------------------------------
     Restricted Stock shall be Five Hundred Thousand Dollars ($500,000), and shall be paid by certified check or wire transfer. Awardee shall also deliver a duly-executed blank Assignment Separate from Certificate (in the form attached hereto as Exhibit A) with respect to the Restricted Stock. The Company shall deliver to Awardee a certificate representing 250,000 of such shares of Restricted Stock, and a separate certificate representing 250,000 of such shares of Restricted Stock shall be held by the Company, subject to the terms and conditions of the Pledge Agreement, dated of even date herewith. Awardee hereby agrees that if he shall sell any shares of Restricted Stock, that he shall use the proceeds of such sale to repay the Promissory Note of Awardee to the Company dated of even date herewith, regardless of whether such shares are subject to the Pledge Agreement.

4.   Restrictions; Risk of Forfeiture.  Awardee hereby agrees that until such
     --------------------------------
     restrictions lapse as herein provided, he will not sell, assign, transfer, pledge or encumber or otherwise dispose of any of the Restricted Stock, except as provided herein, without the prior written consent of the Company as authorized by the Committee. If and only if the Awardee's employment is terminated by the Company for Cause, or Awardee terminates his employment for any reason other than Good Reason, both terms being defined in the Employment Agreement, in either case on or before July 19, 2001, the Restricted Stock shall be immediately subject to a right of repurchase by the Company for the purchase price set forth in Section 3, and the Company shall have the right to defer payment pursuant to the terms and conditions set forth in the Plan and Section 10 herein.

5.   Lapse of Restrictions.  The risk of forfeiture set forth in Section 4 shall
     ---------------------
     lapse effective July 20, 2001, subject to the further restrictions set forth in Section 7.

6.   Incorporation by Reference.  The terms and conditions of the Plan, as it
     --------------------------
     now exists and as it may be amended from time to time, are hereby incorporated by reference into this Agreement. The Restricted Stock is granted herein pursuant to and subject to the Plan. In the event of any conflict between the terms of this Agreement and the terms of the Plan, the terms of the Plan shall control, except as expressly provided in Section 4 above and Section 8 below.

7.   Further Transfer Restrictions.
     -----------------------------

     a.   Restriction on Transfer. Subject to the other provisions of this
          -----------------------
          Agreement for the first 6 months following the date of grant of the Restricted Stock, but in no event prior to July 20, 2001, Awardee may not sell, exchange, or transfer the Restricted Stock to anyone, without the prior written consent of the Company, which consent may be withheld in its sole and absolute discretion, except for Permitted Transfers (as defined below).

     b.   Transferee Obligations.  Each person (other than the Company) to whom
          ----------------------
          the Restricted Stock is transferred by means of a transfer expressly permitted under this Agreement must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Agreement and that the transferred Shares are subject to (i) the Call Right (as defined below), (ii) the First Refusal Right (as defined below) and (iii) the Lock-Up (as defined below), to the same extent such Shares would be so subject if retained by Awardee.

     c.  Lock-Up.
         -------

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          (i)  In connection with any underwritten public offering by the
               Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company's initial public offering, Awardee shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any Restricted Stock without the prior written consent of the Company or its underwriters. Such restriction (the "Lock-Up") shall be in effect for a period of up to 180 days from and after the effective date of the final prospectus for the offering or otherwise as may be required by such underwriters. Such Lock-Up may be subject to such other restrictions, conditions and limitations as the underwriters impose.

          (ii) Awardee shall be subject to the Lock-Up only if and to the extent that the officers and directors of the Company are also subject to similar restrictions, including restrictions on Permitted Transfers (as defined below).

8.  Call Right.
    ----------

     a.   Grant.  If the Awardee's employment is terminated by the Company for
          -----
          Cause as defined in the Employment Agreement, effective on such date and prior to the completion of an IPO, the Company shall have the right to purchase, and the Awardee shall have the corresponding obligation to sell, upon delivery of written notice to Awardee, all and not less than all of the Shares then owned by Awardee, ownership of which Shares was acquired hereunder (such repurchase rights of the Company, being referred to hereinafter as the "Call Rights"). The purchase price of the Shares subject to the Company's Call Rights shall be the Fair Market Value of such Shares as of the date the Company mails or otherwise delivers such written notice to the Awardee, provided, however, the purchase price shall be the price set
                   --------  -------
          forth in Section 3 of the Agreement for terminations occurring during the period and for the reasons set forth in Section 4 herein.

          b. The Company shall have the right to defer payment of the purchase price under Section 8.a pursuant to the terms and conditions set forth in the Plan and Section 10 herein.

9.  Right of First Refusal.
    ----------------------

     a.   Grant.  Prior to an IPO, the Company shall have a right of first
          -----
          refusal (the "First Refusal Right"), exercisable in connection with any proposed transfer of the Shares, except with respect to any Permitted Transfer (as defined below).

     b.   Notice of Intended Disposition.  In the event Awardee desires to
          ------------------------------
          accept a bona fide third-party offer for the transfer of any or all of the Restricted Stock (the Restricted Stock subject to such offer to be hereinafter referred to as the "Target Shares"), Awardee shall promptly (i) deliver to the Company written notice (the

          "Disposition Notice") of the terms of the offer, including the purchase price and the identity of the third-party offeror, and (ii) provide satisfactory proof that the disposition of the Target Shares to such third-party offeror would not be in contravention of the provisions set forth in Sections 4, 7 and 11.

     c.   Exercise of the First Refusal Right.  The Company shall, for a period
          -----------------------------------
          of ten (10) days following receipt of the Disposition Notice, have the right to repurchase all and not less than all of the Target Shares subject to the Disposition Notice upon the same terms as those specified therein or upon such other terms (not materially different from those specified in the Disposition Notice) to which Awardee consents. Such right shall be exercised by delivery of written notice (the "Exercise Notice") to Awardee prior to the ten (10) day exercise period. The Company shall effect the repurchase of such shares, including payment of the purchase price, not more than five (5) business days after delivery of the Exercise Notice; and at such time the certificates representing the Target Shares shall be delivered to the Company.

          Should the purchase price specified in the Disposition Notice be payable in property other than cash or evidences of indebtedness, the Company shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property. If Awardee and the Company cannot agree on such cash value within ten (10) days after the Company's receipt of the Disposition Notice, the valuation shall be made by an appraiser of recognized standing selected by Awardee and the Company or, if they cannot agree on an appraiser within twenty
          (20) days after the Company's receipt of the Disposition Notice, each shall select an appraiser of recognized standing and the two (2) appraisers shall designate a third appraiser of recognized standing, whose appraisal shall be determinative of such value. The cost of such appraisal shall be shared equally by Awardee and the Company.
          The closing shall then be held on the later of (i) the fifth (5th)
                                                -----
          business day following delivery of the Exercise Notice or (ii) the fifth (5th) business day after such valuation shall have been made.

     d.   Non-Exercise of the First Refusal Right.  In the event the Exercise
          ---------------------------------------
          Notice is not given to Awardee prior to the expiration of the ten (10) day exercise period, Awardee shall have a period of ninety (90) days thereafter in which to sell or otherwise dispose of the Target Shares to the third-party offeror identified in the Disposition Notice upon terms (including the purchase price) no more favorable to such third-party offeror than those specified in the Disposition Notice; provided, however, that any such sale or disposition must not be
          --------  -------
          effected in contravention of the provisions of Sections 4, 7 and 11. The third-party offeror shall acquire the Target Shares subject to the provisions of this Agreement as set forth in 7.b. In the event Awardee does not effect such sale or disposition of the Target Shares within the specified (90)-day period, the First Refusal Right shall continue to be applicable to any subsequent disposition of the Target Shares by Awardee until such right lapses.

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     e.   Recapitalization/Reorganization.
          -------------------------------

          (i) Any new, substituted or additional securities or other property which is by reason of any Recapitalization distributed with respect to the Restricted Stock shall be immediately subject to the First Refusal Right, but only to the extent the Restricted Stock is at the time covered by such right.

          (ii) In the event of a Reorganization, the First Refusal Right shall remain in full force and effect and shall apply to the new capital stock or other property received in exchange for the Restricted Stock in consummation of the Reorganization, but only to the extent the Restricted Stock are at the time covered by such right.

     f.   Lapse.  The First Refusal Right shall lapse on the date the Shares
          -----
          become readily tradable on an established securities market. However, the Lock-Up shall continue to remain in full force and effect following the lapse of the First Refusal Right.

     g.   Permitted Transfer.  For the purpose of Section 9(a), the term
          ------------------
          "Permitted Transfer" shall mean, with respect to the Shares, any sale, conveyance, exchange, assignment, pledge, encumbrance, gift, bequest, hypothecation or other transfer or disposition by any other means, whether for value or no value and whether voluntary or involuntary (including, without limitation, by merger or operation of law), or any agreement to do any of the foregoing, by Awardee to his Immediate Family. The term "Immediate Family" means, and is limited to, Awardee's current spouse, parents, parents-in-law, grandparents, children, siblings (and their lineal descendents), grandchildren, and Awardee's beneficiaries and heirs. A trust, estate, family partnership, limited liability company or corporation entitled to federal income tax treatment pursuant to subchapter S of the Internal Revenue Code, all of the beneficiaries, partners, members or shareholders of which consist of Awardee or members of his Immediate Family, shall be considered his Immediate Family for the purposes of this Agreement.

10.  Right to Defer Payment.  At the discretion of the Committee, payments to
     ----------------------
     Awardee may be made by the Company in the form of a single lump sum or installments, provided in the case of installment payments the Company has represented in writing to Awardee that its corporate cash flow needs do not permit a lump sum payment, as determined in good faith by the Board of Directors of the Company. Installment payments shall be made in full no later than six (6) months from the date of disposition and will, be credited monthly with interest using an interest rate equal to the annual rate of interest on 30-year Treasury securities as of the beginning of each such monthly crediting period (as determined by the Committee).

11.  Restrictive Legend; Restrictions on Disposition; Securities Matters.
     -------------------------------------------------------------------

     (a) Awardee hereby agrees that the certificates for the Restricted Stock shall be inscribed with the following legend:

               "The shares of stock evidenced by this certificate are subject to the terms and restrictions of the IPG Photonics 2000 Incentive Compensation Plan and the terms of the Stock Issuance Agreement ("Agreement") between the Company and Vincent Au-Yeung dated as of January 22, 2001. Such shares are subject to repurchase and cancellation under the terms of such Plan and Agreement, and such shares shall not be sold, transferred, assigned, pledged, encumbered or otherwise alienated or hypothecated except pursuant to the provisions of such Plan and Agreement. A copy of the Plan is available from the Company upon request."

          In addition, if shares are awarded prior to a completed public offering, the certificates shall also be inscribed with the following:

               "The shares of stock evidenced by this certificate have not been registered under the Securities Act of 1933 (the "Securities Act") or the securities laws of any state. These shares may not be sold or transferred unless the transaction is registered under the Securities Act and applicable state law or exempt from registration thereunder."

     (b) Awardee shall make no disposition of the Restricted Stock unless and until there is compliance with all of the following requirements:

          (i) Awardee shall have provided the Company with written summary of the terms and conditions of the proposed disposition.

          (ii) Awardee shall have complied with all requirements of this Agreement applicable to the disposition of the Restricted Stock.

          (iii) Awardee shall have provided the Company with written assurances, including an opinion of counsel, in form and substance satisfactory to the Company, that (a) the proposed disposition does not require registration of the Restricted Stock under the Securities Act or applicable state securities laws, or (b) all appropriate action necessary for compliance with the registration requirements of the Securities Act and applicable state securities laws or any exemption from registration available under the Securities Act (including Rule 144) and applicable state securities laws has been taken.

     (c) The Company shall not be required (i) to transfer on its books Restricted Stock which has been sold or transferred in violation of the provisions of this Agreement or (ii) to treat as the Awardee, owner or holder of the Restricted Stock, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom the Restricted Stock has been transferred in contravention of this Agreement.

     (d) The Restricted Stock has not been registered under the Securities Act and is being issued to Awardee in reliance upon the exemption from such registration provided by SEC Rule 701 for stock issuances under compensatory benefit plans such as the Plan. Awardee hereby confirms that Awardee has been informed that the Restricted Stock constitutes restricted securities under the Securities Act and may not be resold or transferred unless the Restricted Stock is first registered under the Federal securities laws and applicable state securities laws or unless an exemption from such registration is available. Accordingly, Awardee hereby acknowledges and agrees that Awardee is prepared to hold the Restricted Stock for an indefinite period and that Awardee is aware that SEC Rule 144 issued under the Securities Act which exempts certain resales of securities is not presently available to exempt the resale of the Restricted Stock from the registration requirements of the Securities Act.

     (e) Awardee hereby represents and warrants to the Company that Awardee is acquiring the Restricted Stock for Awardee's own account, for investment purposes, and not with a view to, or for resale in connection with, the distribution of such Restricted Stock.

12. Additional Restricted Stock.  Awardee agrees that the term "Restricted
    ---------------------------
    Stock" shall include any shares or other securities which he may receive or be entitled to receive as a result of the ownership of the original Restricted Stock whether the same are issued as a result of a Recapitalization or Reorganization.

13. Severability.  In the event that any one or more of the provisions or
    ------------
    portion thereof contained in this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of this Agreement and this Agreement shall be construed as if the invalid, illegal, or unenforceable provision or portion thereof had never been contained herein.

14. Entire Agreement.  Except as set forth in the  Employment Agreement, this
    ----------------
    Agreement constitutes and contains the entire Agreement and understanding between the parties with respect to the subject matter hereof and supersedes any and all prior agreements, if any, understandings and negotiations relating thereto. No promise, understanding, representation, inducement, condition or warranty not set forth herein has been made or relied upon by any party hereto.

15. Notice.   Any notice which either party hereto may be required or permitted
    -------
    to give to the other shall be in writing, and may be delivered personally or by mail, postage prepaid, if to the Company, addressed to the Company at the following address:

                                 IPG Photonics Corporation
                                 P.O. Box 519
                                 660 Main Street
                                 Sturbridge, MA    01566
                                 Attention:  Angelo Lopresti, Esq.

   or at any other address as the Company, by notice to the Awardee, may designate in writing from time to time; and, if to the Awardee, addressed to the Awardee at the Awardee's address as set forth next to the Awardee's signature below, or at any other address as the Awardee by notice to the Company, may designate in writing from time to time.

16. Binding Effect.  Subject to the other terms hereof, this Agreement shall be
    --------------
    binding upon and inure to the benefit of the heirs, beneficiaries, legal representatives and successors of the parties.

17. Governing Law.  This Agreement shall be construed by, enforced in accordance
    -------------
    with and governed by the substantive laws of the State of Delaware without giving effect to the conflicts of laws provisions thereof.

18. Waiver.  No waiver by either party of the application of any term, provision
    ------
    or condition of this Agreement, or a breach thereof by the other party, shall constitute a waiver of any succeeding breach of the same or any other provision hereof. No such waiver shall be valid unless executed in writing by the party making the waiver.

19. Transferability.  The Awardee shall not transfer, sell, pledge, assign or
    ---------------
    otherwise dispose of or encumber the Shares awarded hereunder other than as set forth in this Agreement and the Plan. Any attempted transfer, sale, pledge, assignment or other disposition or encumbrance of such Shares, or of Awardee's rights and obligations under this Agreement, contrary to the provisions of this Agreement shall be null and void.

20. Cancellation of Shares.  If the Company shall make available, at the time
    ----------------------
    and place and in the amount and form provided in this Agreement, the consideration for the Restricted Stock to be repurchased in accordance with the provisions of this Agreement, then from and after such time, the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such shares shall be deemed purchased in accordance with the applicable provisions hereof, and the Company shall be deemed the Awardee and holder of such shares, whether or not the certificates therefor have been delivered as required by this Agreement.

21. Awardee Undertaking.  Awardee hereby agrees to take whatever additional
    -------------------
    action and execute whatever additional documents the Company may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either Awardee or the Restricted Stock pursuant to the this Agreement.

22. Counterparts.  This Agreement may be executed in one or more counterparts,
    ------------
    each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and date first set forth above.

                              IPG PHOTONICS CORPORATION

                              By: /s/ Dr. Valentin P. Gapontsev
                                  -------------------------------------------

                              Title: Dr. Valentin P. Gapontsev
                                     ----------------------------------------

                              AWARDEE

                              By: /s/ Vincent Au-Yeung
                                  -------------------------------------------

                              Name: Vincent Au-Yeung
                                    -----------------------------------------

                              Address:
                                       --------------------------------------

                             SPOUSAL ACKNOWLEDGMENT

     The undersigned spouse of Awardee has read and hereby approves the foregoing Stock Issuance Agreement. In consideration of the Company's granting Awardee the right to acquire the Restricted Stock in accordance with the terms of such Agreement, the undersigned hereby agrees to be irrevocably bound by all the terms of such Agreement.


                              AWARDEE'S SPOUSE

                              By:
                                  ---------------------------------------

                              Name:
                                    -------------------------------------

                              Address:
                                       ----------------------------------

                                   EXHIBIT A

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

     FOR VALUE RECEIVED ________________ hereby sell(s), assign(s) and transfer(s) to IPG Photonics Corporation (the "Company"), ____________ (______) shares of the voting common stock, par value $0.0001 per share, of the Company standing in his or her name on the books of the Company represented by Certificate No._______ herewith and do(es) hereby irrevocably constitute and appoint _______________ Attorney to transfer such stock on the books of the Company with full power of substitution in the premises.

Dated: _________________________

                              Signature   ___________________________________
                                          Vincent Au-Yeung



Instruction: Please do not fill in any blanks other than the signature line. Please sign exactly as you would like your name to appear on the issued stock certificate. The purpose of this assignment is to enable the Company to exercise the Call Rights without requiring additional signatures on the part of Awardee.